SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant    [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12


                          BIRMINGHAM UTILITIES, INC.

               (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

[ ] 2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration No.:

     3) Filing Party:
        Birmingham Utilities, Inc.

     4) Date Filed:
        April 6, 2000


                      BIRMINGHAM UTILITIES, INC.
                         230 Beaver Street
                     Ansonia, Connecticut 06401

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     To be Held May 10, 2000

To the Holders of Common Stock of Birmingham Utilities, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called the "Company") has been called and will be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, May 10, 2000 at 2:00 P.M., local time, for the purpose of considering and acting upon the following matters:

     1.  To elect directors of the Company.

     2.  To approve independent auditors for the Company.

     3. To transact any and all other business which may lawfully come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 3, 2000, as the record date for determining the stockholders of the Company entitled to notice of and to vote at such meeting and any adjournment thereof.

     If you cannot be present in person at the meeting, please date and sign the enclosed form of proxy and return it promptly in the post-paid envelope furnished herewith.

                  By Order of the Board of Directors,


                           ANNE A. HOBSON
                             Secretary

April 6, 2000



PAGE 1

                    BIRMINGHAM UTILITIES, INC.
                        230 Beaver Street
                    Ansonia, Connecticut 06401

            PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                       To be Held May 10, 2000

                                                        April 6, 2000

     This Proxy Statement accompanies the Notice of Annual Meeting of Stockholders of Birmingham Utilities, Inc. (hereinafter called "the Company") to be held at the principal office of the Company, 230 Beaver Street, Ansonia, Connecticut 06401, on Wednesday, May 10, 2000, at 2:00 P.M., local time (the "Meeting").

                              GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. The solicitation will be made by mail and the cost will be borne by the Company. Forms of proxies and proxy material may also be distributed through brokers, custodians and other like parties to the beneficial owners of stock.

     Proxies in the accompanying form received by the Company will be voted, in accordance with the terms and specifications made thereon, at the Meeting or any adjournment thereof; any such proxy may, however, be revoked at any time before it is voted by notice in writing to the Secretary of the Company.

     As of March 15, 2000, the Company had outstanding 1,591,625 shares of Common Stock (no par value), and only holders of Common Stock of record at the close of business on that date will be entitled to vote at the Meeting or any adjournment thereof. Each share is entitled to one vote.

     A plurality of votes cast by the shares of Common Stock entitled to vote at the Meeting in person or by proxy is required for approval of Proposal 1 (Election of Directors). Abstentions and other non-votes, such as the failure of a nominee or other record holder to vote or forward proxies to beneficial owners in sufficient time to be voted at the Meeting, have a neutral effect upon the matters presented for vote, except that in order to have a quorum, a majority of the shares of Common Stock entitled to vote must be present at the Meeting in person or by proxy. In certain circumstances, a shareholder will be considered to be present for quorum purposes but will not be deemed to have voted in the election of directors or in connection with other matters presented for approval at the Meeting. Such circumstances will exist where a shareholder is present but specifically abstains from voting, or where shares of Common Stock are represented at the Meeting by a proxy conferring authority to vote on certain matters but not on other matters.

     The Board of Directors knows of no business other than those items listed in the Notice of Annual Meeting which may be presented to the Meeting.

     1. ELECTION OF DIRECTORS

     The By-laws provide for not less than seven nor more than fifteen Directors to be elected at the Annual Meeting of Stockholders, each to serve for the ensuing year and until his or her successor is elected and has qualified. The Board of Directors recommends that the number of Directors be fixed at ten, and the enclosed proxy confers authority to vote for no more than ten nominees. The names of the ten nominees for election as Directors are set forth below, and the following information is furnished with respect to them. All nominees except
Ms. Burt and Mr. Adanti served as Directors in 1999 and were elected by the shareholders. All nominees listed below have consented to serve, and the Board of Directors knows of no reason why any of them would not be available.

PAGE 2

                           NOMINEES FOR DIRECTORS

Name               Age      Business Experience During          Director
                            The Last Five Years                  Since
                           and Other Directorships

Michael J. Adanti   59   President, Southern Connecticut State
                         University                                 -

Mary Jane Burt      46   Principal, The Laurer Group (Investment    -
                         and Business Consultants); Previously,
                         President, Burt Medical Lab (1984-1988);
                         Director, INSITE ONE

James E. Cohen      53   Lawyer in Practice in Derby              1982

Betsy Henley-Cohn   47   Chairwoman of the Board of Directors     1981
                         of the Company; Chairman and Treasurer,
                         Joseph Cohn & Sons, Inc. (construction
                         subcontractors); Director, United
                         Illuminating Corp.;Director, Aristotle
                         Corp.; Director, Citizens Bank of
                         Connecticut (1997-1999)

Alvaro da Silva     54   President, DSA Corp (a management        1997
                         company); President B.I.D., Inc.
                         (land development and home building
                         company); Managing Partner,
                         Connecticut Commercial Investors, LLC
                         (a commercial real estate and
                         investment partnership); Chairman of
                         Shelton Inland Wetlands Commission;
                         Board of Governors Unquowa School;
                         Director of Great Country Bank
                         (1991-1995)

Aldore J. Rivers    66   Retired; President of the Company        1986
                         until September 30, 1998

B. Lance Sauerteig  54   Lawyer in Practice in Westport;          1996
                         Principal in BLS Strategic Capital,
                         Inc. (financial and investment
                         advisory company); Principal in
                         Tortoise Capital Partners, LLC
                         (real estate investments); Director,
                         Offitbank (a New York based private
                         investment management company)

Kenneth E. Schaible 58   Bank Consultant and Real Estate          1994
                         Developer; previously, Senior
                         Vice President, Webster Bank,
                         1995-1996; President, Shelton Savings
                         Bank and Shelton Bancorp., Inc.,
                         1972 to 1995

David Silverstone   53   Utility Consultant; previously, Group    1994
                         Vice President and Chief Administrative
                         Officer, The Southern Connecticut Gas
                         Company (1998-February 2000); Lawyer in
                         Practice in Hartford until 1998

John S. Tomac       46   President and Treasurer of the Company:  1999
                         previously, Vice President and
                         Treasurer of the Company (1997-1998),
                         Assistant Controller, BHC Company,
                         1991-1997

PAGE 3

     The Board of Directors' Audit Committee consisted of Messrs. Edward G. Brickett, da Silva and Schaible, during 1999. That Committee performs the function of recommending the engagement and reviewing the performance of the Company's independent public accountants. The Audit Committee met 2 times in 1999. The Board of Directors' Personnel and Pension Committee consisted of Ms. Henley-Cohn (ex-officio) and Messrs. Ahern, Brickett, Sauerteig and Silverstone and performs the function of reviewing Executive Officer compensation and proposing the same to the full Board of Directors for action. It also proposes to the full Board overall payroll pool levels and pension plan arrangements for all employees. The Personnel and Pension Committee met 4 times in 1999. In 1999, 5 meetings of the Board of Directors were held, and all Directors attended at least 75% of the meetings of the full Board and Committees on which they served.

     Mr. Cohen is a partner in the law firm of Cohen & Thomas, which has represented the Company on occasions in past years; the Company may continue to employ that firm on occasion in the future.

     Mr. Sauerteig is a principal in the law firm of Levett, Rockwood and Sanders, which provided legal services to the Company in past years and may do so in the future.

Nominations by Shareholders

     The Board's Nominating Committee consists of the Board as a whole and will consider director nominees presented by the Shareholders for election at the 2001 Annual Meeting of Shareholders. Shareholders may make recommendations for director-nominees by submitting names, in writing, to the Secretary of the Company not later than February 1, 2001.

Security Ownership of Management and Certain Beneficial Owners

     (a) The following table sets forth certain information with respect to the only persons, to the knowledge of the Company, who own as much as 5% of the Company's stock, as of February 28, 1999. The numbers of shares reported in this section reflect the effect of a two-for-one split of the Company's common stock on March 18, 1999.

Name and Address              Amount and Nature of          Percent
of Beneficial Owner           Beneficial Ownership          Of Class

Group consisting of Cohn      224,524 Shares (1)            13.40%
Realty & Investment,
Betsy Henley-Cohn, William
Swift as custodian for
Jesse Henley-Cohn, Betsy Cohn
Spray Trust and Betsy Cohn
Income Trust. 80 Hamilton Street,
New Haven, Connecticut 06511.


(1) Of the 224,524 shares owned by this Group, Betsy Henley-Cohn owns 20,000 shares, Cohn Realty & Investment (a Connecticut general partnership consisting of three investment trusts whose managing agent is Betsy Henley-Cohn, whose beneficiaries are certain members of the Cohn Family and whose Trustees are Rhoda Cohn and Stanley Bergman) has beneficial ownership of 72,000 shares; William Swift, as custodian for Jesse Henley-Cohn, has beneficial ownership of 45,028 shares; Betsy Cohn Spray Trust has beneficial ownership of 65,376 shares; Betsy Cohn Income Trust has beneficial ownership of 22,120 shares; Betsy Henley-Cohn has either a controlling or a beneficial interest in Cohn Realty & Investment, Betsy Cohn Spray Trust and Betsy Cohn Income Trust. No member of the Group owns or has the right to acquire, directly or indirectly, any other shares. Unless otherwise indicated, the named beneficial owner of the shares has sole voting and dispositive power with respect thereto. The information set forth in this footnote is derived from filings with the Securities and Exchange Commission made by the Group and from other information available to the Company.

   (b) The following table sets forth certain information concerning ownership of the Company's Shares by management.

                                Common Shares
                                Beneficially Owned          Percent
Name                            As of March 15, 2000 (1)    of Class (2)


Michael J. Adanti                  2,000                       .12%
Stephen P. Ahern                  39,956 (3)                  2.39
Edward G. Brickett                18,704                      1.17
Mary Jane Burt                     1,636                       .10
James E. Cohen                    77,196 (4)                  4.60
Betsy Henley-Cohn                224,524 (5)                 13.40
Alvaro da Silva                    7,900                       .47
Aldore J. Rivers                  24,312                      1.45
B. Lance Sauerteig                10,400                       .62
Kenneth E. Schaible1               2,960                       .77
David Silverstone                 10,241                       .61
John S. Tomac                     20,400                      1.22
Executive Officers, Directors
  and Nominees as a group, 12
   in number                     450,229                     26.92%

(1) Includes options to purchase shares of Common Stock exercisable within 60 days of April 3, 2000, the record date for the Company's 2000 Annual Meeting of Stockholders (the "Record Date"), as follows: Mr. Ahern, 10,000; Mr. Cohen, 10,000; Mr. da Silva, 7,500; Mr. Rivers, 6,312; Mr. Sauerteig, 10,000; Mr. Schaible, 10,000; Mr. Silverstone, 10,000 and Mr. Tomac 20,000.

(2) For the purpose of calculating the percentage of Common Stock beneficially owned (a) by the individual persons listed in the table, the number of options held by such person is included in both the number of shares beneficially owned by the person and in the total number of shares outstanding in the class with respect to the individual person's percentage calculation, and (b) by the directors and officers as a group, the total number of shares beneficially owned by the group and the total number of shares outstanding includes the 83,812 shares issuable upon the exercise of options exercisable by all persons in the group within 60 days of the Record Date.

(3)  Includes 4,200 shares owned by Ahern Family Limited Partnership.

(4)  Includes 64,196 shares held by Mr. Cohen as Trustee for the David
     B. Cohen Family Trust, and 3,000 shares held in a brokerage custodial account for Mr. Cohen's benefit.

(5) Ms. Henley-Cohn is a member of the shareholder group described in the preceding table. The 224,524 shares set forth in this table is the aggregate number of shares held by all of the members of the group. See note (1) to the preceding table for information concerning shares beneficially held by Ms. Henley-Cohn.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten-percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.

     Based solely on review of copies of such forms furnished to the Company, or written representations that no reconciliation forms were required, the Company believes that during fiscal year ending December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

Compensation of Directors and Executive Officers

     Directors: The Company's Directors, except for Ms. Henley-Cohn and Mr. Tomac, received an annual fee of $3,000 plus $500 for each full Board meeting and $300 for each Committee meeting actually attended in 1999.

     Executive Officers: The following table sets forth the annual cash compensation for (i) Mr. Tomac, the Company's President and only Executive Officer whose total annual salary exceeded $100,000, and
(ii) for Ms. Henley-Cohn, the Company's Chief Executive Officer, for each of 1997, 1998 and 1999. The Company has no bonus or long-term incentive plans.

                         Annual Compensation
Name and
Principal Position            Year          Salary

John S. Tomac,
President and Director        1997          $6,538
                              1998         $89,399
                              1999        $105,098
Betsy Henley-Cohn,
Chairwoman of the Board and   1997         $52,000
Chief Executive Officer       1998         $52,719
                              1999         $61,000

               THE BOARD OF DIRECTORS RECOMMENDS THAT
                STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

     2. INDEPENDENT AUDITORS FOR THE COMPANY

     There will be brought up for consideration at the Annual Meeting a proposal to approve the appointment of Dworken, Hillman, LaMorte & Sterczala, P.C. as auditors for the Company to make the annual audit for the 2000 fiscal year.

     The Audit Committee of the Board of Directors has recommended that the Company retain Dworken, Hillman, LaMorte & Sterczala, P.C. as its independent accountants for the 2000 fiscal year.

    Representatives of Dworken, Hillman, LaMorte & Sterczala, P.C. will be present at the Annual Meeting to respond to questions of shareholders, but, although they have been offered the opportunity to do so, they do not otherwise propose to make any statement.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT
                    STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

     Management knows of no other business which may come before the Meeting or any adjournment thereof.

                          SHAREHOLDER PROPOSALS

     If a shareholder intends to present a proposal for action at the 2001 Annual Meeting of Stockholders, such proposal must be received by the Company on or before February 1, 2001 for inclusion in the Company's Proxy Statement and Form of Proxy except where omission of such proposal is permitted by the rules of the Securities & Exchange Commission.

                             ANNUAL REPORT

     The Company's Annual Report, including the financial statements of the Company for the fiscal year ending December 31, 1999, is mailed to the shareholders of record herewith. The Annual Report is not part of this Proxy Statement.

                                              The Board of Directors,

                                              Anne A. Hobson, Secretary